                                 SCHEDULE 14A
         Proxy Statement Pursuant to Section 14(a) of the Securities
                    Exchange Act of 1934 (Amendment No. )

Filed by the Registrant(s)          [ X ]

Filed by a party other than the Registrant     [   ]

Check the appropriate box:

[ X ] Preliminary Proxy Statement

[   ]  Definitive Proxy Statement

[   ] Definitive Additional Materials

[   ] Soliciting Material under Rule 14a-12

                  OPPENHEIMER QUEST CAPITAL VALUE FUND, INC.
         ------------------------------------------------------------
             (Name of Registrant(s) as Specified in Its Charter)

                                SAME AS ABOVE
         ------------------------------------------------------------
                  (Name of Person(s) Filing Proxy Statement)

Payment of Filing Fee (Check the appropriate box):

[ X ] No Fee Required

[   ] Fee Computed on table below per Exchange Act Rules 14a
      -6(i)(4) and 0-11.

(1)   Title of each class of securities to which transaction applies:

(2)   Aggregate number of securities to which transaction applies:

(3)   Per unit  price  or  other  underlying  value  of  transaction  computed pursuant to Exchange Act Rule 0-11:  1(Set forth the amount on which the filing fee is calculated and state how it was determined):

(4)   Proposed maximum aggregate value of transaction:

(5)   Total fee paid:

[   ] Fee paid previously with preliminary materials.
[   ] Check box if any part of the fee is offset as provided  by Exchange  Act
      Rule  0-11(a)(2)  and identify the filing for which the offsetting fee was paid  previously.  Identify  the previous  filing by  registration statement number, or the Form or Schedule and the date of its filing.

(1)   Amount Previously Paid:

(2)   Form, Schedule or Registration Statement No.:

(3)   Filing Party:

(4)   Date Filed:

---------------------------------------

John V. Murphy                                        OppenheimerFunds Logo
Chairman, President and                               OppenheimerFunds, Inc.
Chief Executive Officer                               Two World Financial Center
                                                      225 Liberty Street
                                                      New York, NY 10281-1008
                                                      www.oppenheimerfunds.com

                                                      April 30, 2007

Dear Oppenheimer Quest Capital Value Fund, Inc. Shareholder:

We have scheduled a shareholder meeting on June 29, 2007 for you to decide upon some important proposals for the Fund. Your ballot card and a detailed combined proxy statement and prospectus are enclosed with this letter.

Your Board of Directors believes the matters being proposed for approval are in the best interests of the Fund and its shareholders and recommends a vote
"for" the proposals described below.  Regardless of the number of shares you own, it is important that your shares be represented and voted.  So we urge you to consider these issues carefully and make your vote count.

What are the proposals?

o  Election of Directors.  You are being asked to consider and approve the election of six Directors.  You will find detailed information on the
   Directors in the enclosed proxy statement.

o  Approval of Proposal to Change the Fund's Investment Objective.  Your
   approval is requested to change the investment objective of the Fund from seeking capital appreciation to seeking total return.

How do you vote?

To cast your vote, simply mark, sign and date the enclosed proxy ballot and return it in the postage-paid envelope today. You also may vote by telephone or internet by following the instructions on the proxy ballot.  Using a touch-tone telephone or the internet to cast your vote saves you time and helps reduce the Fund's expenses.  If you vote by phone or internet, you do not need to mail the proxy ballot.

Remember, it can be expensive for the Fund--and ultimately for you as a shareholder--to remail ballots if not enough responses are received to conduct the scheduled meeting.  If your vote is not received before the scheduled meeting, you may receive a telephone call asking you to vote.

Please read the enclosed proxy statement for complete details on this proposal.  Of course, if you have any questions, please contact your financial advisor, or call us at 1.800. 225.5677. As always, we appreciate your confidence in OppenheimerFunds and look forward to serving you for many years to come.

                                                      Sincerely,

                                                      [John V. Murphy signature]

Enclosures
XP0835.002.0407

                 OPPENHEIMER QUEST CAPITAL VALUE FUND, INC.SM

                 6803 South Tucson Way, Centennial, CO 80112

                  Notice of Special Meeting of Shareholders
                           To Be Held June 29, 2007

To the Shareholders of Oppenheimer Quest Capital Value Fund, Inc.:

Notice is hereby given that a special meeting of the shareholders (the
"Meeting") of Oppenheimer Quest Capital Value Fund, Inc. (the "Fund") will be held on June 29, 2007 at 1:30 P.M. Mountain Time, as may be adjourned from time to time.  The Meeting will be held at the Fund's offices located at 6803
South Tucson Way, Centennial, Colorado 80112.

At the Meeting, shareholders of the Fund will vote on the following:

1.    A proposal to elect six Directors;

2.    A proposal to change the Fund's investment objective; and

3.    To transact such other business as may properly come before the
      Meeting, or any adjournments thereof.

      Any shareholder who owned shares of the Fund at the close of business on April 10, 2007 (the "Record Date") will receive notice of the Meeting and will be entitled to vote at the Meeting or any adjournment or postponement of the Meeting.  Please read the full text of the enclosed Proxy Statement for a complete understanding of the proposals.

            YOU CAN VOTE ON THE INTERNET, BY TELEPHONE OR BY MAIL.

                        WE URGE YOU TO VOTE PROMPTLY.

                           YOUR VOTE IS IMPORTANT.

   PLEASE HELP YOUR FUND AVOID THE EXPENSES OF ADDITIONAL SOLICITATIONS BY

                                VOTING TODAY.

Dated: April 30, 2007

                                           By Order of the Board of Directors,

                                                     Robert G. Zack, Secretary

                OPPENHEIMER QUEST CAPITAL VALUE FUND, INC. SM

                       SPECIAL MEETING OF SHAREHOLDERS
                                  to be held
                                June 29, 2007

      This is a Proxy Statement for the Oppenheimer Quest Capital Value Fund,
Inc. (the "Fund").  The Board of Directors ("Board") of the Fund is
soliciting proxies for the special meeting of the Fund's shareholders to approve proposals that have already been approved by the Board.

      The Board has sent you this Proxy Statement to ask for your vote on two proposals affecting the Fund.  The Fund will hold a special meeting of shareholders on June 29, 2007 at 1:30 p.m. Mountain Time, as may be adjourned from time to time (the "Meeting").  The Meeting will be held at the Fund's offices located at 6803 South Tucson Way, Centennial, Colorado 80112 in order to consider the proposals described in this Proxy Statement.

      Any shareholder who owned shares of the Fund on April 10, 2007 (the
"Record Date") will receive notice of the Meeting and will be entitled to vote at the Meeting or any adjournment or postponement of the Meeting.
Shareholders are entitled to cast one vote for each full share and fractional vote for each fractional share they own on the Record Date.

      You should read the entire Proxy Statement before voting.  Please call
1-800-225-5677 (1-800-CALL-OPP) if you have any questions about this Proxy
Statement or the proposals described in the Proxy Statement.

      The Fund expects to mail the Notice of Special Meeting, this Proxy
Statement and the proxy ballot to shareholders on or about April 30, 2007.

      The Annual Report to Shareholders of the Fund dated October 31, 2006 has previously been sent to shareholders.  Upon request, the Fund's annual report is available at no cost.  You may receive a free copy of these documents by visiting the website at www.oppenheimerfunds.com; writing to
OppenheimerFunds Services, the Fund's transfer agent, at P.O. Box 5270,
Denver, Colorado 80217; or by calling toll-free 1-800-225-5677
(1-800-CALL-OPP).

      The Fund is required by federal law to file reports, proxy statements and other information with the Securities and Exchange Commission (the
"SEC").  You can inspect and copy proxy statements, reports and other information at the SEC's Public Reference Room in Washington, D.C. (Phone:
1-202-942-8090) or the EDGAR database on the SEC's website at www.sec.gov.
Copies may be obtained upon payment of a duplicating fee by electronic request at the SEC's e-mail address: publicinfo@sec.gov or by writing to the
SEC's Public Reference Section, Washington, D.C. 20549-0102.

                            QUESTIONS AND ANSWERS
Q. What proposals am I being asked to vote on?

A. You are being asked to vote on the following proposals:
   1. To elect six members to the Board of Directors; and
   2. To change the Fund's investment objective from "The Fund seeks capital appreciation" to "The Fund seeks total return."

Q. Has the Fund's Board approved the Proposals?

A. Yes. The Board unanimously approved the proposals and recommends that you vote to approve each proposal.

Q. Why am I being asked to elect six Directors?

A. Section 16(a) of the Investment Company Act of 1940 ("Investment Company
   Act") requires that at least a majority of the Fund's Directors be elected by the shareholders.  In addition, under this section, new Directors cannot be appointed by the existing Directors to fill vacancies created by retirements, resignations or an expansion of the Board unless, after those appointments, at least 66.67% of the Directors have been elected by shareholders.

   The Fund's Board currently consists of six Directors. All of the
   Directors, except David K. Downes, were elected to the Board by shareholders of the Fund on December 5, 2005.  Mr. Downes was appointed as a member of the Board by the Fund's Directors on December 16, 2005.

   The current composition of the Board meets the regulatory requirements described above.  However, approval by shareholders of this proposal would continue to give the Board flexibility to appoint one or more
   Directors in the future while assuring compliance with these requirements.

Q. Why am I being asked to approve a change in the Fund's investment objective from "The Fund seeks capital appreciation" to "The Fund seeks total return"?

A. The proposed new investment objective is part of a series of changes, described below, by which the Fund would pursue an equity income strategy with dividends being an important investment criterion.

   The shift to a total return objective and equity income focus is designed to broaden the appeal of the Fund to investors and thereby increase the Fund's assets, which could lower the Fund's expenses resulting from any economies of scale achieved by the larger asset base.  In addition, if shareholders approve the proposed change to the Fund's investment objective, the Fund's overall effective advisory fee schedule would be revised, resulting in a lower advisory fee rate paid by the Fund.

   OppenheimerFunds, Inc., the Fund's investment manager (the "Manager"), currently manages another large-cap value fund (Oppenheimer Value Fund)
   and other funds that may at times emphasize large-cap value stocks.  The
   Manager believes that the Fund's opportunity to grow its assets is limited because investors and firms that sell the Fund's shares may overlook the
   Fund in favor of other value-oriented Oppenheimer funds.  The Manager believes that changing the Fund's investment focus would distinguish it from other funds advised by the Manager and increase the Fund's visibility among investors.

   If shareholders approve the proposed change to the Fund's investment objective, the changes described below would be made to implement the
   Fund's proposed new equity income investment focus.  These changes would take effect only if shareholders approve the Fund's proposed new investment objective.  Please note, however, that shareholders are not being asked to vote on the changes described immediately below.

   o     as discussed above, the Fund's advisory fee schedule would be revised resulting in a lower overall effective advisory fee;
   o     the investment strategies and risks described in the Fund's prospectus would be revised;
   o     the Fund would be renamed;
   o     a new portfolio manager would be named to manage the Fund;
   o     the Fund's current sub-adviser, Oppenheimer Capital LLC, would be discharged, and OppenheimerFunds, Inc. would assume responsibility for the management of the Fund's portfolio; and
   o     the Fund would be permitted to increase the frequency of its dividends from annually to quarterly.

   If shareholders approve the Fund's proposed new investment objective, it is expected that the Fund would begin investing pursuant to its new objective, and the changes described in the preceding paragraph would take effect on or after August 1, 2007.  The first quarterly distribution, if any is made, under the Fund's proposed new dividend policy is expected to occur on or about March 31, 2008.

Q. When will the Meeting be held?

A. The Meeting will be held on June 29, 2007, unless it is adjourned.

Q. Will the Directors attend the Meeting?

A. No. The Directors are not required to attend nor do they plan to attend the Meeting.

Q. How do I vote my shares?

A. You can vote your shares via the internet by following the instructions on the attached proxy ballot(s) and accompanying materials, by telephone, or by completing and signing the enclosed proxy ballot(s) and mailing the proxy ballot(s) in the enclosed postage paid envelope.

   If you need assistance, or have any questions regarding the proposals or how to vote your shares, please call 1-800-225-5677 (1-800-CALL-OPP).

                                   PROPOSAL 1

                            ELECTION OF DIRECTORS

      At the Meeting, six Directors are proposed to be elected.  Section
16(a) of the Investment Company Act requires that at least a majority of the
Fund's Directors be elected by shareholders.  In addition, under this section, new Directors cannot be appointed by the existing Directors to fill vacancies created by retirements, resignations or an expansion of the Board unless, after those appointments, at least 66.67% of the Directors have been elected by shareholders.

      The Fund's Board currently consists of six Directors.  All of the
Directors, except Mr. David K. Downes, were elected to the Board by shareholders of the Fund on December 5, 2005.  Mr. Downes was appointed as a member of the Board by the Fund's Directors on December 16, 2005.

      The current composition of the Board meets the regulatory requirements described above.  However, approval by shareholders of this proposal would give the Board flexibility to appoint one or more Directors in the future while assuring compliance with these requirements.

      The Fund is not required, and does not intend, to hold annual shareholder meetings for the purpose of electing Directors. As a result, if elected, the Directors will hold office until their successors are duly elected and shall have qualified. If a nominee is unable to accept election or serve his or her term, or resign, the Board of Directors may, subject to the Investment Company Act and in its discretion, select another person to fill the vacant position.

      Although the Fund does not hold annual meetings of its shareholders, it may hold shareholder meetings from time to time on important matters.
Shareholders also have the right to call a meeting to remove a Director or to take other action described in the Fund's Restated Articles of Incorporation, as subsequently amended. Also, if at any time, less than a majority of the
Directors holding office have been elected by the shareholders, the Directors will promptly call a shareholders' meeting for the purpose of electing
Directors.

      Each of the Directors serves as trustee or director of other funds in the Oppenheimer family of funds.  Except for Mr. Murphy, the Directors are not "interested persons" of the Fund within the meaning of the Investment
Company Act (the "Independent Directors"). Mr. Murphy is an "interested person" (as that term is defined in the Investment Company Act) of the Fund because he is affiliated with OppenheimerFunds, Inc., the Fund's investment manager ("Manager"), by virtue of his positions as an officer and director of the Manager, and as a shareholder of its parent company. Mr. Murphy was appointed as a Director of the Fund with the understanding that in the event he ceases to be the chief executive officer of the Manager, he will resign as a Director of the Fund.

      The Fund's Directors, their length of service, and their principal occupations and business affiliations during the past five years are listed in the tables below. The information for the Independent Directors also includes, as of December 31, 2006, the dollar range of shares of the Fund and the aggregate dollar range of shares beneficially owned in any of the
Oppenheimer funds overseen by the Directors. The address of each Director, unless otherwise noted, is 6803 S. Tucson Way, Centennial, CO 80112-3924.
The Directors are not required to attend nor do they plan to attend this
Meeting.

What Factors Did The Board Consider In Selecting The Nominees?

     The Audit Committee of the Fund serves as the nominating committee for the Fund's Board.  The members of the Audit Committee, each of whom is an
Independent Director, recommended that each Director be approved by shareholders listed below to the Board.  After due consideration, the Board recommended to shareholders the election of each Nominee.  In making the recommendation, the Board and the Audit Committee took into consideration a number of factors, including the knowledge, background, and experience of each Nominee.

     The following Directors are proposed to be elected by shareholders:

--------------------------------------------------------------------------------------------
                                   Independent Directors
--------------------------------------------------------------------------------------------
--------------------------------------------------------------------------------------------
Name, Position(s)   Principal Occupation(s) During the      Dollar Range   Aggregate Dollar
                    Past 5 Years; Other                       of Shares    Range of Shares
Held with the       Trusteeships/Directorships Held;        Beneficially     Beneficially
Fund, Length of     Number of Portfolios in the Fund        Owned in the       Owned in
Service, Age        Complex Currently Overseen                  Fund       Supervised Funds
--------------------------------------------------------------------------------------------
--------------------------------------------------------------------------------------------
                                                               As of December 31, 2006
--------------------------------------------------------------------------------------------
--------------------------------------------------------------------------------------------
Thomas W. Courtney, Principal of Courtney Associates,      None           $50,001-$100,000
Chairman of the     Inc. (venture capital firm) (since
Board of Directors  1982); General Partner of Trivest
since 2001,         Venture Fund (private venture capital
Director since 1985 fund); President of Investment
Age: 73             Counseling Federated Investors, Inc.
                    (1973-1982); Trustee of the following
                    open-end investment companies: Cash
                    Assets Trust (1984), Premier VIT
                    (formerly PIMCO Advisors VIT), Tax
                    Free Trust of Arizona (since 1984)
                    and four funds for the Hawaiian Tax
                    Free Trust. Oversees 10 portfolios in
                    the OppenheimerFunds complex.
--------------------------------------------------------------------------------------------
--------------------------------------------------------------------------------------------
David K. Downes,    President, Chief Executive Officer     $10,001-$50,000Over $100,000
Director since 2005 and Board Member of CRAFund Advisors,
Age: 67             Inc. (investment management company)
                    (since January 2004); President of
                    The Community Reinvestment Act
                    Qualified Investment Fund (investment
                    management company) (since January
                    2004); Independent Chairman of the
                    Board of Trustees of Quaker
                    Investment Trust (registered
                    investment company) (since January
                    2004); Director of Internet Capital
                    Group (information technology
                    company) (since October 2003); Chief
                    Operating Officer and Chief Financial
                    Officer of Lincoln National
                    Investment Companies, Inc.
                    (subsidiary of Lincoln National
                    Corporation, a publicly traded
                    company) and Delaware Investments
                    U.S., Inc. (investment management
                    subsidiary of Lincoln National
                    Corporation) (1995-2003); President,
                    Chief Executive Officer and Trustee
                    of Delaware Investment Family of
                    Funds (1995-2003); President and
                    Board Member of Lincoln National
                    Convertible Securities Funds, Inc.
                    and the Lincoln National Income
                    Funds, TDC (1995-2003); Chairman and
                    Chief Executive Officer of Retirement
                    Financial Services, Inc. (registered
                    transfer agent and investment adviser
                    and subsidiary of Delaware
                    Investments U.S., Inc.) (1995-2003);
                    President and Chief Executive Officer
                    of Delaware Service Company, Inc.
                    (1995-2003); Oversees 10 portfolios
                    in the OppenheimerFunds complex.
--------------------------------------------------------------------------------------------
--------------------------------------------------------------------------------------------
Robert G. Galli,    A director or trustee of other         None           Over $100,000
Director since 1998 Oppenheimer funds. Oversees 62
Age: 73             portfolios in the OppenheimerFunds
                    complex.*
--------------------------------------------------------------------------------------------
--------------------------------------------------------------------------------------------
Lacy B. Herrmann,   Founder and Chairman Emeritus of       None           $10,001-$50,000
Director since 1984 Aquila Group of Funds (open-end
Age: 77             investment company) (since December
                    2004); Chairman of Aquila Management
                    Corporation and Aquila Investment
                    Management LLC (since August 1984);
                    Chief Executive Officer and President
                    of Aquila Management Corporation
                    (August 1984-December 1994); Vice
                    President, Director and Secretary of
                    Aquila Distributors, Inc.
                    (distributor of Aquila Management
                    Corporation); Treasurer of Aquila
                    Distributors, Inc.; President and
                    Chairman of the Board of Trustees of
                    Capital Cash Management Trust
                    ("CCMT"); President and Director of
                    STCM Management Company, Inc.
                    (sponsor and adviser to CCMT);
                    Chairman, President and Director of
                    InCap Management Corporation;
                    Sub-Advisor and Administrator of
                    Prime Cash Fund & Short Term Asset
                    Reserves; Director of OCC Cash
                    Reserves, Inc. (open-end investment
                    company) (June 2003-December 2004);
                    Trustee of Premier VIT (formerly
                    PIMCO Advisors VIT) (investment
                    company) (since 1994); Trustee of OCC
                    Accumulation Trust (open-end
                    investment company) (until December
                    2004); Trustee Emeritus of Brown
                    University (since June 1983).
                    Oversees 10 portfolios in the
                    OppenheimerFunds complex.
--------------------------------------------------------------------------------------------
--------------------------------------------------------------------------------------------
Brian F. Wruble,    General Partner of Odyssey Partners,   None           Over $100,000
Director since 2001 L.P. (hedge fund) (since September
 Age: 63            1995); Director of Special Value
                    Opportunities Fund, LLC (registered
                    investment company) (since September
                    2004); Member, Zurich Financial
                    Investment Advisory Board (insurance)
                    (affiliate of the Manager's parent
                    company) (since October 2004); Board
                    of Governing Trustees of The Jackson
                    Laboratory (non-profit) (since August
                    1990); Trustee of the Institute for
                    Advanced Study (non-profit
                    educational institute) (since May
                    1992); Special Limited Partner of
                    Odyssey Investment Partners, LLC
                    (private equity investment) (January
                    1999-September 2004); Trustee of
                    Research Foundation of AIMR
                    (2000-2002) (investment research,
                    non-profit); Chartered Financial
                    Analyst. Oversees 62 portfolios in
                    the OppenheimerFunds complex.*
--------------------------------------------------------------------------------------------
*     In addition to serving as a director or trustee of each of the Board
III Funds, Messrs. Galli and Wruble also serve on the Boards of 52 other
Oppenheimer funds that are not Board III Funds.

      Mr. Murphy is an "Interested Director" because he is affiliated with the Manager by virtue of his positions as an officer and director of the
Manager, and as a shareholder of its parent company. The address of Mr.
Murphy is Two World Financial Center, 225 Liberty Street, 11th Floor, New
York, New York 10281-1008. Mr. Murphy serves as a Director for an indefinite term, or until his resignation or removal as chief executive officer of the
Manager.

-------------------------------------------------------------------------------------------
                             Interested Director and Officer
-------------------------------------------------------------------------------------------
-------------------------------------------------------------------------------------------
Name, Position(s)  Principal Occupation(s) During the Past 5      Dollar      Aggregate
                                                                             Dollar Range
                                                                 Range of     Of Shares
                                                                  Shares     Beneficially
Held with Fund,    Years; Other Trusteeships/Directorships      Beneficially   Owned in
Length of          Held; Number of Portfolios in the Fund        Owned in     Supervised
Service, Age       Complex Currently Overseen                    the Fund       Funds
-------------------------------------------------------------------------------------------
-------------------------------------------------------------------------------------------
                                                                 As of December 31, 2006
-------------------------------------------------------------------------------------------
-------------------------------------------------------------------------------------------
John V. Murphy,    Chairman, Chief Executive Officer and        None        Over $100,000
Director since     Director of the Manager (since June 2001);
2001 and           President of the Manager (September
President and      2000-March 2007); President and director or
Principal          trustee of other Oppenheimer funds;
Executive Officer  President and Director of Oppenheimer
since 2005         Acquisition Corp. ("OAC") (the Manager's
Age: 57            parent holding company) and of Oppenheimer
                   Partnership Holdings, Inc. (holding company
                   subsidiary of the Manager) (since July
                   2001); Director of OppenheimerFunds
                   Distributor, Inc. (subsidiary of the
                   Manager) (since November 2001); Chairman
                   and Director of Shareholder Services, Inc.
                   and of Shareholder Financial Services, Inc.
                   (transfer agent subsidiaries of the
                   Manager) (since July 2001); President and
                   Director of OppenheimerFunds Legacy Program
                   (charitable trust program established by
                   the Manager) (since July 2001); Director of
                   the following investment advisory
                   subsidiaries of the Manager: OFI
                   Institutional Asset Management, Inc.,
                   Centennial Asset Management Corporation,
                   Trinity Investment Management Corporation
                   and Tremont Capital Management, Inc. (since
                   November 2001), HarbourView Asset
                   Management Corporation and OFI Private
                   Investments, Inc. (since July 2001);
                   President (since November 1, 2001) and
                   Director (since July 2001) of Oppenheimer
                   Real Asset Management, Inc.; Executive Vice
                   President of Massachusetts Mutual Life
                   Insurance Company (OAC's parent company)
                   (since February 1997); Director of DLB
                   Acquisition Corporation (holding company
                   parent of Babson Capital Management LLC)
                   (since June 1995); Member of the Investment
                   Company Institute's Board of Governors
                   (since October 3, 2003); Oversees 99
                   portfolios in the OppenheimerFunds complex.
-------------------------------------------------------------------------------------------

General Information Regarding the Board of Directors

      The Fund is governed by a Board of Directors, which is responsible for protecting the interests of shareholders under Maryland law. The Directors meet periodically throughout the year to oversee the Fund's activities, review its performance, and review the actions of the Manager.  The Board held six meetings during the Fund's fiscal year ended October 31, 2006.  Each
Director was present for at least 75% of the aggregate number of meetings, including any meetings of the audit committee on which that Director served, that were held during the period.

The Audit Committee of the Board of Directors

      The Board of Directors has an Audit Committee comprised solely of
Directors who are not "interested persons" under the Investment Company Act
(the "Independent Directors"). The members of the Audit Committee are David
K. Downes (Chairman), Thomas W. Courtney, Robert G. Galli, Lacy B. Herrmann
and Brian Wruble. The Audit Committee held six meetings during the Fund's fiscal year ended October 31, 2006. The Audit Committee furnishes the Board with recommendations regarding the selection of the Fund's independent registered public accounting firm (also referred to as the "Independent
Auditors"). Other main functions of the Audit Committee outlined in the Audit
Committee Charter, include, but are not limited to: (i) reviewing the scope and results of financial statement audits and the audit fees charged;
(ii) reviewing reports from the Independent Auditors regarding the Fund's internal accounting procedures and controls; (iii) reviewing reports from the
Manager's Internal Audit Department; (iv) maintaining a separate line of communication between the Fund's Independent Auditors and the Independent
Directors; (v) reviewing the independence of the Fund's Independent Auditors and; (vi) pre-approving the provision of any audit or non-audit services by the Fund's Independent Auditors, including tax services, that are not prohibited by the Sarbanes-Oxley Act, to the Fund, the Manager and certain affiliates of the Manager.

      The Audit Committee's functions include selecting and nominating, to the full Board, nominees for election as Directors, and selecting and nominating Independent Directors for election. The Audit Committee may, but need not, consider the advice and recommendation of the Manager and its affiliates in selecting nominees. The full Board elects new Directors except for those instances when a shareholder vote is required.

      To date, the Audit Committee has been able to identify from its own resources an ample number of qualified candidates. Nonetheless, shareholders may submit names of individuals, accompanied by complete and properly supported resumes, for the Audit Committee's consideration by mailing such information to the Audit Committee. Shareholders wishing to submit a nominee for election to the Board may do so by mailing their submission to the offices of OppenheimerFunds, Inc., Two World Financial Center, 225 Liberty
Street, 11th Floor, New York, NY 10281-1008, to the attention of the Board of
Directors of Oppenheimer Quest Capital Value Fund, Inc., c/o the Secretary of
the Fund. Submissions should, at a minimum, be accompanied by the following:
(1) the name, address, and business, educational, and/or other pertinent background of the person being recommended; (2) a statement concerning whether the person is an "interested person" as defined in the Investment
Company Act; (3) any other information that the Fund would be required to include in a proxy statement concerning the person if he or she were nominated; and (4) the name and address of the person submitting the recommendation and, if that person is a shareholder, the period for which that person held Fund shares. Shareholders should note that a person who owns securities issued by Massachusetts Mutual Life Insurance Company
("MassMutual") (the parent company of the Manager) would be deemed an
"interested person" under the Investment Company Act. In addition, certain other relationships with MassMutual or its subsidiaries, with registered broker-dealers, or with the Funds' outside legal counsel may cause a person to be deemed an "interested person."

      Although candidates are expected to provide a mix of attributes, experience, perspective and skills necessary to effectively advance the interests of shareholders, the Audit Committee has not established specific qualifications that must be met by a director nominee. In evaluating director nominees, the Audit Committee considers, among other things, an individual's background, skills, and experience; whether the individual is an "interested person" as defined in the Investment Company Act; and whether the individual would be deemed an "audit committee financial expert" within the meaning of applicable SEC rules. The Audit Committee also considers whether the individual's background, skills, and experience will complement the background, skills, and experience of other nominees. The Audit Committee may, upon Board approval, retain an executive search firm or use the services of legal, financial, or other external counsel to assist in screening potential candidates.

      The Audit Committee evaluates all Director nominees according to the same criteria, whether recommended by a shareholder, current Director, the
Manager, or any other source.

      A copy of the provisions of the Audit Committee Charter relating to the process and criteria for nominating Directors may be accessed at
www.oppenheimerfunds.com.

Compensation of Directors

      The Independent Directors receive compensation for service as a
Director and as a Committee member (if applicable) and are reimbursed for expenses incurred in connection with attending such Board and Committee meetings. The Fund pays a share of these expenses.

      The officers of the Fund and one  Director of the Fund (Mr.  Murphy) are
affiliated  with the Manager  and receive no salary or fee from the Fund.  The remaining  Directors of the Fund  received the  compensation  shown below from the Fund with respect to the Fund's  fiscal year ended  October 31, 2006.  The compensation  from all  Oppenheimer  funds  (including  the  Fund)  represents compensation  received  for  serving as a director  or trustee and member of a committee  (if  applicable)  of the boards of those funds  during the calendar year ended December 31, 2006.

----------------------------------------------------------------------------------------
                           Aggregate     Retirement                         Total
                                          Benefits       Estimated      Compensation
Director Name and Other   Compensation   Accrued as       Annual        From the Fund
Fund Position(s)            From the    Part of Fund   Benefits Upon  and Fund Complex
(as applicable)             Fund(1)       Expenses     Retirement(2)         (3)
----------------------------------------------------------------------------------------
----------------------------------------------------------------------------------------
                          Fiscal year ended October                      Year ended
                                   31, 2006                           December 31, 2006
----------------------------------------------------------------------------------------
----------------------------------------------------------------------------------------
Thomas W. Courtney           $2,980        $6,951        $100,284        $196,500(4)
Chairman of the Board
and Audit Committee
Member
----------------------------------------------------------------------------------------
----------------------------------------------------------------------------------------
David K. Downes(5)           $2,316        $1,308         $4,391          $146,668
Audit Committee Chairman
----------------------------------------------------------------------------------------
----------------------------------------------------------------------------------------
Robert G. Galli              $2,462        $5,923       $107,096(6)      $264,812(7)
Audit Committee Member
----------------------------------------------------------------------------------------
----------------------------------------------------------------------------------------
Lacy B. Herrmann             $2,445        $1,572         $88,150        $167,000(8)
Audit Committee Member
----------------------------------------------------------------------------------------
----------------------------------------------------------------------------------------
Brian F. Wruble              $2,526        $3,292       $45,544(9)      $241,260(10)
Audit Committee Member
----------------------------------------------------------------------------------------
1.  "Aggregate Compensation From the Fund" includes fees and deferred compensation, if any, for a Director.
2.  "Estimated Annual Benefits Upon Retirement" is based on a straight life payment plan election with the assumption that a Director will retire at the age of 75 and is eligible (after 7 years of service) to receive retirement plan benefits as described below under "Retirement Plan for
    Directors." Actual benefits upon retirement may vary based on retirement age, years of service and benefit payment elections of the Director.
3.  "Total Compensation From the Fund and Fund Complex" includes fees, deferred compensation (if any) and accrued retirement benefits (if any).
    For purposes of this section only, in accordance with the instructions for Form N-1A, "Fund Complex" includes the Oppenheimer funds and one open-end investment company, PIMCO Advisors VIT ("PIMCO") (formerly OCC
    Accumulation Trust) for which the Fund's former Sub-Adviser acts as the investment adviser. The Manager does not consider PIMCO to be part of the
    OppenheimerFunds "Fund Complex" as that term may be otherwise interpreted.
4.  Includes $35,500 in compensation from Premier VIT, with respect to Mr.
    Courtney's service as a trustee of that fund.
5.  Mr. Downes was appointed as Director of the Board III Funds on December
    16, 2005.
6.  Includes $57,285 estimated benefits to be paid to Mr. Galli for serving as a director or trustee of 49 other Oppenheimer funds that are not Board
    III Funds.
7.  Includes $129,312 for serving as a director or trustee of 49 other
    Oppenheimer funds (at December 31, 2006) that are not Board III Funds.
8.  Includes $31,500 in compensation from Premier VIT, with respect to Mr.
    Herrmann's service as a trustee of that fund.
9.  Includes $4,355 estimated benefits to be paid to Mr. Wruble for serving as a director or trustee of 49 other Oppenheimer funds that are not Board
    III Funds.
10. Includes $105,760 for serving as a director or trustee of 49 other
    Oppenheimer funds (at December 31, 2006) that are not Board III Funds.

Retirement and Compensation Deferral Plans for Directors

      The Fund has adopted a retirement plan that provides for payments to retired Independent Directors. Payments are up to 80% of the average compensation paid during a Director's five years of service in which the highest compensation was received. A Director must serve as director or trustee for any of the Board III Funds for at least seven years to be eligible for retirement plan benefits and must serve for at least 15 years to be eligible for the maximum benefit. The amount of retirement benefits a
Director will receive depends on the amount of the Director's compensation, including future compensation and the length of his or her service on the
Board.

      The Board of Directors has adopted a Compensation Deferral Plan for
Independent Directors that enables them to elect to defer receipt of all or a portion of the annual fees they are entitled to receive from the Fund. Under the plan, the compensation deferred by a Director is periodically adjusted as though an equivalent amount had been invested in shares of one or more
Oppenheimer funds selected by the Director. The amount paid to the Director under the plan will be determined based upon the amount of compensation deferred and the performance of the selected funds.

      Deferral of Directors' fees under the plan will not materially affect the Fund's assets, liabilities or net income per share. The plan will not obligate the Fund to retain the services of any Director or to pay any particular level of compensation to any Director. Pursuant to an Order issued by the SEC, the Fund may invest in the funds selected by the Director under the plan without shareholder approval for the limited purpose of determining the value of the Director's deferred compensation account.

Officers

      Information  is given below  about the  executive  officers  who are not
Directors of the Fund,  including  their business  experience  during the past five years.  Each officer holds the same offices with one or more of the other funds in the OppenheimerFunds complex.

      The  addresses  of the  officers in the chart below are as follows:  for
Messrs.  Gillespie and Zack and Ms. Bloomberg, Two World Financial Center, 225
Liberty  Street,  New  York,  New  York  10281-1008,   for  Messrs.  Petersen,
Szilagyi,  Vandehey and Wixted and Ms. Ives,  6803 S. Tucson Way,  Centennial,
Colorado 80112-3924.  Each officer serves for an indefinite term, or until his resignation or removal as an officer of the Manager.

------------------------------------------------------------------------------------------
                               Other Officers of the Fund
------------------------------------------------------------------------------------------
------------------------------------------------------------------------------------------
Name, Position(s) Held  Principal Occupation(s) During Past 5 Years
with Fund, Length of
Service, Age
------------------------------------------------------------------------------------------
------------------------------------------------------------------------------------------
Christopher Leavy,      Director of Equities (since January 2007) and Senior Vice
Vice President and      President of the Manager (since September 2000); portfolio
Portfolio Manager       manager of Morgan Stanley Dean Witter Investment Management
since 2005              (1997-September 2000). An officer of 7 portfolios in the
Age: 35                 OppenheimerFunds complex.
------------------------------------------------------------------------------------------
------------------------------------------------------------------------------------------
Mark S. Vandehey,       Senior Vice President and Chief Compliance Officer of the
Vice President and      Manager (since March 2004); Vice President of OppenheimerFunds
Chief Compliance        Distributor, Inc., Centennial Asset Management Corporation and
Officer since 2004      Shareholder Services, Inc. (since June 1983). Former Vice
Age: 56                 President and Director of Internal Audit of the Manager
                        (1997-February 2004). An officer of 99 portfolios in the
                        OppenheimerFunds complex.
------------------------------------------------------------------------------------------
------------------------------------------------------------------------------------------
Brian W. Wixted,        Senior Vice President and Treasurer of the Manager (since March
Treasurer and           1999); Treasurer of the following: HarbourView Asset Management
Principal Financial &   Corporation, Shareholder Financial Services, Inc., Shareholder
Accounting Officer      Services, Inc., Oppenheimer Real Asset Management Corporation,
since 1999              and Oppenheimer Partnership Holdings, Inc. (since March 1999),
Age: 47                 OFI Private Investments, Inc. (since March 2000),
                        OppenheimerFunds International Ltd. (since May 2000),
                        OppenheimerFunds plc (since May 2000), OFI Institutional Asset
                        Management, Inc. (since November 2000), and OppenheimerFunds
                        Legacy Program (charitable trust program established by the
                        Manager) (since June 2003); Treasurer and Chief Financial
                        Officer of OFI Trust Company (trust company subsidiary of the
                        Manager) (since May 2000); Assistant Treasurer of the following:
                        OAC (since March 1999),Centennial Asset Management Corporation
                        (March 1999-October 2003) and OppenheimerFunds Legacy Program
                        (April 2000-June 2003). An officer of 99 portfolios in the
                        OppenheimerFunds complex.
------------------------------------------------------------------------------------------
------------------------------------------------------------------------------------------
Brian Petersen,         Vice President of the Manager (since February 2007); Assistant
Assistant Treasurer     Vice President of the Manager (August 2002-February 2007);
since 2004              Manager/Financial Product Accounting of the Manager (November
Age: 36                 1998-July 2002). An officer of 99 portfolios in the
                        OppenheimerFunds complex.
------------------------------------------------------------------------------------------
------------------------------------------------------------------------------------------
Brian C. Szilagyi,      Assistant Vice President of the Manager (since July 2004);
Assistant Treasurer     Director of Financial Reporting and Compliance of First Data
since 2006              Corporation (April 2003-July 2004); Manager of Compliance of
Age: 36                 Berger Financial Group LLC (May 2001-March 2003). An officer of
                        99 portfolios in the OppenheimerFunds complex.
------------------------------------------------------------------------------------------
------------------------------------------------------------------------------------------
Robert G. Zack,         Executive Vice President (since January 2004) and General
Secretary since 2001    Counsel (since March 2002) of the Manager; General Counsel and
Age: 58                 Director of the Distributor (since December 2001); General
                        Counsel of Centennial Asset Management Corporation (since
                        December 2001); Senior Vice President and General Counsel of
                        HarbourView Asset Management Corporation (since December 2001);
                        Secretary and General Counsel of OAC (since November 2001);
                        Assistant Secretary (since September 1997) and Director (since
                        November 2001) of OppenheimerFunds International Ltd. and
                        OppenheimerFunds plc; Vice President and Director of Oppenheimer
                        Partnership Holdings, Inc. (since December 2002); Director of
                        Oppenheimer Real Asset Management, Inc. (since November 2001);
                        Senior Vice President, General Counsel and Director of
                        Shareholder Financial Services, Inc. and Shareholder Services,
                        Inc. (since December 2001); Senior Vice President, General
                        Counsel and Director of OFI Private Investments, Inc. and OFI
                        Trust Company (since November 2001); Vice President of
                        OppenheimerFunds Legacy Program (since June 2003); Senior Vice
                        President and General Counsel of OFI Institutional Asset
                        Management, Inc. (since November 2001); Director of
                        OppenheimerFunds (Asia) Limited (since December 2003); Senior
                        Vice President (May 1985-December 2003), Acting General Counsel
                        (November 2001-February 2002) and Associate General Counsel (May
                        1981-October 2001) of the Manager; Assistant Secretary of the
                        following: Shareholder Services, Inc. (May 1985-November 2001),
                        Shareholder Financial Services, Inc. (November 1989-November
                        2001), and OppenheimerFunds International Ltd. (September
                        1997-November 2001). An officer of 99 portfolios in the
                        OppenheimerFunds complex.
------------------------------------------------------------------------------------------
------------------------------------------------------------------------------------------
Kathleen T. Ives,       Vice President (since June 1998) and Senior Counsel and
Assistant Secretary     Assistant Secretary (since October 2003) of the Manager; Vice
since 2001              President (since 1999) and Assistant Secretary (since October
Age: 41                 2003) of the Distributor; Assistant Secretary of Centennial
                        Asset Management Corporation (since October 2003); Vice
                        President and Assistant Secretary of Shareholder Services, Inc.
                        (since 1999); Assistant Secretary of OppenheimerFunds Legacy
                        Program and Shareholder Financial Services, Inc. (since December
                        2001); Assistant Counsel of the Manager (August 1994-October
                        2003). An officer of 99 portfolios in the OppenheimerFunds complex.
------------------------------------------------------------------------------------------
------------------------------------------------------------------------------------------
Lisa I. Bloomberg,      Vice President and Associate Counsel of the Manager (since May
Assistant Secretary     2004); First Vice President (April 2001-April 2004), Associate
since 2004              General Counsel (December 2000-April 2004), Corporate Vice
Age: 39                 President (May 1999-April 2001) and Assistant General Counsel
                        (May 1999-December 2000) of UBS Financial Services Inc.
                        (formerly, PaineWebber Incorporated). An officer of 99
                        portfolios in the OppenheimerFunds complex.
------------------------------------------------------------------------------------------
------------------------------------------------------------------------------------------
Phillip S. Gillespie,   Senior Vice President and Deputy General Counsel of the Manager
Assistant Secretary     (since September 2004); Mr. Gillespie held the following
since 2004              positions at Merrill Lynch Investment Management: First Vice
Age: 43                 President (2001-September 2004); Director (2000-September 2004)
                        and Vice President (1998-2000). An officer of 99 portfolios in the OppenheimerFunds complex.
------------------------------------------------------------------------------------------

      As of April 10, 2007, the Directors,  nominees for Director and officers, individually  and  as  a  group,  beneficially  owned  less  than  1%  of  the outstanding  Class A shares  and no Class B,  Class C or Class N shares of the
Fund.  The  foregoing  statement  does not reflect  ownership of shares of the
Fund held of record by an employee  benefit plan for employees of the Manager, other than the shares  beneficially  owned  under the plan by the  officers of the Fund listed above. In addition,  each Independent Director, and his or her
family   members,   does  not  own   securities   of  either  the  Manager  or
OppenheimerFunds  Distributor,  Inc.  (the  "Distributor"  of the Fund) or any
person  directly or  indirectly  controlling,  controlled  by or under  common control with the Manager or Distributor.

Independent Registered Public Accounting Firm Fees and Services

      KPMG LLP serves as the  independent  registered  public  accounting firm for the Fund.  KPMG LLP audits the Fund's  financial  statements  and performs
other  related  audit  services.   KPMG  LLP  also  acts  as  the  independent
registered  public  accounting  firm for the Manager  and certain  other funds advised  by the  Manager  and its  affiliates.  Audit and  non-audit  services provided by KPMG LLP to the Fund must be pre-approved by the Audit Committee.

      The  report  by KPMG  LLP on the  Fund's  financial  statements  for the
fiscal  year  ended  October  31,  2006,   contained  no  adverse  opinion  or
disclaimer  of opinion and was not  qualified  or modified as to  uncertainty, audit scope or accounting principles.

      During the Fund's fiscal year ended October 31, 2006, there were no disagreements between the Fund and KPMG LLP on any matter of accounting principles or practices, financial statement disclosure, or auditing scope or procedures which, if not resolved to the satisfaction of KPMG LLP, would have caused KPMG LLP to make reference thereto in their report, nor were there any
"reportable events" as that term is described in Item 304 (a)(1)(v) of
Regulation S-K.

      Audit Fees.  For the fiscal years ended October 31, 2005 and October
31, 2006, KPMG LLP billed the Fund for professional services that are normally provided by KPMG LLP in connection with statutory and regulatory filings or engagements for those fiscal years.  The aggregate fees billed for those services by KMPG LLP were $10,000 for the fiscal year ended October 31,
2005 and $12,500 for the fiscal year ended October 31, 2006.

      Audit-Related Fees.  Audit-related fees are for assurance and related services by KPMG LLP that are reasonably related to the performance of the auditor's review of the Fund's financial statements and are not reported under the prior category.  Audit-related fees would include, among others:
due diligence related to mergers and acquisitions, accounting consultations and audits in connection with acquisitions, internal control reviews and consultation concerning financial accounting and reporting standards.  During the fiscal years ended October 31, 2005 and 2006, there were no audit-related fees billed by KPMG LLP for services rendered to the Fund.  KPMG LLP billed the Manager or the Manager's parent company and certain affiliated companies that provide ongoing services to the Fund $156,805 for the fiscal year ended
October 31, 2005 and $195,954 for the fiscal year ended October 31, 2006 for such audit-related services.

      Tax Fees.  Tax Fees would include tax compliance, tax planning and tax advice.  Tax compliance generally involves preparation of original and amended tax returns, claims for a refund and tax payment-planning services.
Tax planning and tax advice includes assistance with tax audits and appeals, tax advice related to mergers and acquisitions and requests for rulings or technical advice from taxing authorities.  During the fiscal years ended
October 31, 2005 and 2006, there were no such tax fees billed by KPMG LLP for services rendered to the Fund.  KPMG LLP billed the Manager or the Manager's parent company and certain affiliated companies that provide ongoing services to the Fund $6,536 for the fiscal year ended October 31, 2005 for such tax services.  No such fees were billed for the fiscal year ended October 31,
2006.

      All Other Fees.  All other fees would include products and services provided by KPMG LLP other than the services reported under the prior three categories. Such fees would include the cost to KPMG LLP of attending audit committee meetings.  There were no fees billed by KPMG LLP for services rendered to the Fund, the Manager, the Manager's parent company, or certain affiliated companies that provide ongoing services to the Fund, other than the services described above, for the fiscal years ended October 31, 2005 and
October 31, 2006.

      During its regularly scheduled periodic meetings, the Audit Committee will pre-approve all audit, audit-related, tax and other services to be provided by KPMG LLP. The Audit Committee has delegated pre-approval authority to its Chairman for any subsequent new engagements that arise between regularly scheduled meeting dates provided that any fees so pre-approved are presented to the Audit Committee at its next regularly scheduled meeting.

      Pre-approval of non-audit services may be waived provided that: 1) the aggregate amount of all such services provided constitutes no more than five percent of the total amount of fees paid by the Fund to its principal accountant during the fiscal year in which services are provided; 2) such services were not recognized by the Fund at the time of engagement as non-audit services; and 3) such services are promptly brought to the attention of the Audit Committee and approved prior to the completion of the audit.  All services described in "Audit-Related Fees," "Tax Fees" and "All
Other Fees" were pre-approved by the Fund's current Audit Committee.

      The aggregate non-audit fees billed by KPMG LLP for services rendered to the Fund, the Manager or any entity controlling, controlled by, or under common control with the Manager that provides ongoing services to the Fund were $163,341 for the fiscal year ended October 31, 2005, and $195,954 for the fiscal year ended October 31, 2006.  In fiscal years 2005 and 2006, those billings did not include any prohibited non-audit services as defined by the
Securities Exchange Act of 1934.

      The Fund's current Audit Committee has considered whether the provision of non-audit services that were rendered to the Manager, and any entity controlling, controlled by, or under common control with the Manager that provides ongoing services to the Fund that were not pre-approved pursuant to paragraph (c)(7)(ii) of Rule 2-01 of Regulation S-X was compatible with maintaining the principal accountant's independence.  No such services were rendered.  Representatives of KPMG LLP are not expected to be present at the Meeting but will be available should any matter arise requiring their presence.

                THE BOARD OF DIRECTORS UNANIMOUSLY RECOMMENDS
             A VOTE FOR THE ELECTION OF THE NOMINEES AS DIRECTORS

                                  PROPOSAL 2

            APPROVAL OF CHANGE IN THE FUND'S INVESTMENT OBJECTIVE

      It is proposed that shareholders approve a change in the Fund's investment objective from "The Fund seeks capital appreciation" to "The
Fund seeks total return."  The Fund's investment objective is a fundamental policy that can be changed only by a shareholder vote.

      The proposed new investment objective is part of a series of changes, described below, by which the Fund would pursue an equity income strategy with dividends being an important investment criterion.

      The shift to a total return objective and equity income focus is designed to broaden the appeal of the Fund to investors and thereby increase the Fund's assets, which could lower the Fund's expenses as a result of any economies of scale achieved by the larger asset base.  In addition, if shareholders approve the proposed change to the Fund's investment objective, the Fund's advisory fee schedule would be revised, as described below, resulting in a lower advisory fee rate paid by the Fund.  Many investors, including the expanding population of baby boomers, have exhibited an increasing demand for income-producing investments, driven partly by a low interest rate environment as well as favorable tax treatment for dividend income.  With an equity income investment focus, the Manager believes that the Fund would be positioned to benefit from this increased demand.  The
Manager currently manages another large-cap value fund (Oppenheimer Value
Fund) and other funds that may at times emphasize large-cap value stocks.
The Manager believes that the Fund's opportunity to grow its assets is limited because investors and firms that sell the Fund's shares may overlook the Fund in favor of other value-oriented Oppenheimer funds.  The Manager believes that changing the Fund's investment focus would distinguish it from other funds advised by the Manager and increase the Fund's visibility among investors.

Revised Investment Strategies and Other Changes

      If shareholders approve the Fund's proposed new investment objective, it is expected that the Fund would begin investing pursuant to its new objective, and the changes described below would take effect on or after
August 1, 2007.  The first quarterly distribution, if any is made, under the Fund's proposed new dividend policy is expected to occur on or about
March 31, 2008.   Please note that shareholders are not being asked to vote
on any of the changes described below.

      Revised Investment Strategies.  The Fund currently invests almost exclusively in common stocks.  If shareholders approve the proposed change to the Fund's investment objective, the Fund would continue to invest in common stocks.  However, the Fund would shift to an equity income strategy with dividends becoming an important investment criterion, seeking total return consisting of capital appreciation and dividend income.  The table below compares the Fund's existing principal investment strategies with what the Manager expects would be the new principal investment strategies that the Fund would follow under an equity income investment focus:

---------------------------------------------------------------------------
 Current Principal Investment         Proposed Principal Investment
          Strategies                            Strategies
---------------------------------------------------------------------------
---------------------------------------------------------------------------

The Fund invests mainly in common     The Fund invests mainly in common
stocks of U.S. issuers that the       stocks of U.S. issuers that the
portfolio manager believes are        portfolio manager believes are
undervalued in the marketplace.  The  undervalued in the marketplace.
Fund may invest in other equity       The Fund may invest in other equity
securities, such as preferred         securities, such as preferred
stocks, warrants and debt securities  stocks, warrants and debt
convertible into common stocks.       securities convertible into common
                                      stocks.  The Fund may invest in
In selecting securities for the       equity securities issued by
Fund, the Fund's portfolio manager    companies of different
uses a "value" approach to            capitalization ranges.
investing.  The portfolio manager
searches for securities of companies  In selecting securities for the
believed to be undervalued in the     Fund, the portfolio manager mainly
marketplace, in relation to factors   relies on a value-oriented
such as a company's assets,           investing style for equity
earnings, growth potential and cash   securities. Value investing focuses
flows.  This process and the          on companies that may be currently
inter-relationship of the factors     out of favor in the market, or on
used may change over time and its     opportunities in cyclical
implementation may vary in            industries. The portfolio manager
particular cases.  Currently, the     looks for stocks trading at lower
selection process includes the        prices relative to the market and
following techniques:                 what is believed to be their real
o     A "bottom up" analytical        worth.  Value investors hope to
      approach using fundamental      realize appreciation as other
      research to evaluate            investors recognize the security's
      particular issuers before       intrinsic value and the stock price
      considering industry trends,    rises as a result.
      evaluating each issuer's
      characteristics, financial      The portfolio manager generally
      results and management.         uses a fundamental approach to
o     A search for securities of      analyzing issuers (for example,
      companies believed to be        price/earnings ratios and current
      undervalued and having a high   balance sheet information), to
      return on capital, strong       select stocks he thinks are
      management committed to         undervalued. While this process and
      shareholder value, and          the factors used may change over
      positive cash flows.            time and its implementation may
o     Ongoing monitoring of issuers   vary in particular cases, the
      for fundamental changes in the  portfolio manager typically
      company that might alter the    searches for:
      portfolio manager's initial        o  stocks that have high current
      expectations about the                income and are believed to
      security and might result in a        have substantial earnings
      decision to sell the security.        possibilities
                                         o  stocks with low
                                            price/earnings ratios
                                            relative to other securities
                                         o  stocks with a low price
                                            relative to the underlying
                                            value of the issuer's assets,
                                            earnings, cash flow or other
                                            factors

---------------------------------------------------------------------------
      Main Risks of Investing in the Fund.  With an equity income focus, the Fund would continue to be subject to the risks of investing in stocks and foreign securities that are associated with its current investment strategies.

      New Portfolio Manager.  Michael Levine would be the Fund's new portfolio manager, and thus primarily responsible for the day-to-day management of the Fund's investments.  Mr. Levine has been a Vice
President of the Manager since June 1998.

      Renaming the Fund.  To reflect the Fund's equity income
investment focus, the name of the Fund would change to "Oppenheimer
Equity Income Fund."

      Sub-advisory Arrangements.  Oppenheimer Capital LLC ("OpCap") serves as the Fund's sub-adviser and has day-to-day responsibility for managing the
Fund's portfolio, pursuant to a sub-advisory agreement with OFI.  With the
Fund's shift to an equity income investment style, OFI would assume responsibility for the management of the Fund's portfolio and, consequently,
OpCap would be discharged as the Fund's sub-adviser.

      Revised Advisory Fee Schedule.  The Fund's advisory fee schedule would change as follows:
---------------------------------------------------------------------------
                Assets                    Current Fee      Proposed Fee
---------------------------------------------------------------------------
---------------------------------------------------------------------------
            $0-$400 million                  0.85%            0.70%
---------------------------------------------------------------------------
---------------------------------------------------------------------------
          $400m-$800 million                 0.80%            0.68%
---------------------------------------------------------------------------
---------------------------------------------------------------------------
          $800m-$1.2 billion                 0.75%            0.65%
---------------------------------------------------------------------------
---------------------------------------------------------------------------
          $1.2b-$1.6 billion                 0.65%            0.60%
---------------------------------------------------------------------------
---------------------------------------------------------------------------
           $1.6b-$2 billion                  0.60%            0.55%
---------------------------------------------------------------------------
---------------------------------------------------------------------------
            Over $2 billion                  0.50%            0.50%
---------------------------------------------------------------------------

      As of March 31, 2007, with net assets of $506 million, the Fund's effective advisory fee rate was 0.84% of average daily net assets.  At the same asset level, the advisory fee rate would drop to 0.70% under the proposed new advisory fee schedule.  If shareholders approve the proposed change in investment objective, the advisory fee rate may be higher or lower than 0.70%, depending on the Fund's net assets at the time the new advisory fee schedule takes effect.

      Increase in Frequency of Dividends.  The Fund currently pays dividends to shareholders on an annual basis.  With the proposed changes, the Fund would be permitted to pay dividends on a quarterly basis.  The Fund, however, would have no fixed dividend rate and cannot guarantee that it would pay any dividends or distributions.

  THE BOARD OF DIRECTORS UNANIMOUSLY RECOMMENDS THAT YOU APPROVE THE FUND'S
                      PROPOSED NEW INVESTMENT OBJECTIVE.

                          INFORMATION ABOUT THE FUND

Fund Information

      As of the close of business on the Record Date, the Fund had [  ]
shares outstanding, consisting of [  ] Class A, [  ] Class B, [  ] Class
C and  [   ] Class N shares. Each share has voting rights as stated in this Proxy Statement and is entitled to one vote for each share (and a fractional vote for a fractional share).

Beneficial Owners

      Occasionally, the number of shares of the Fund held in "street name"
accounts of various securities dealers for the benefit of their clients as well as the number of shares held by other shareholders of record may exceed
5% of the total shares outstanding.  As of the Record Date, to the best of the knowledge of the Fund, the following shareholders owned of record or beneficially owned 5% or more of any class the outstanding voting shares of such Fund:

The Manager, the Distributor, the Sub-Adviser and the Transfer Agent

      Subject to the authority of the Board of Directors, the Manager is responsible for the day-to-day management of the Fund's business pursuant to its investment advisory agreement with the Fund. The Manager (including affiliates and subsidiaries) currently manages investment companies, including the Oppenheimer funds, with assets of more than $245 billion as of
March 31, 2007, with more than 6 million shareholder accounts. The Manager is a wholly owned subsidiary of Oppenheimer Acquisition Corp. ("OAC"), a holding company controlled by Massachusetts Mutual Life Insurance Company
("MassMutual"), which has engaged in the life insurance business since 1851.
OppenheimerFunds Distributor, Inc. (the "Distributor"), a wholly owned subsidiary of the Manager, is the general distributor of the Fund's shares.
The Manager, the Distributor and OAC are located at Two World Financial
Center, 225 Liberty Street, 11th Floor, New York, NY 10281-1008. MassMutual
is located at 1295 State Street, Springfield, Massachusetts 01111-0001. OAC
acquired the Manager on October 22, 1990. As indicated below, the common stock of OAC is owned by (i) certain officers and/or directors of the
Manager, (ii) MassMutual and (iii) another investor. No institution or person holds 5% or more of OAC's outstanding common stock except MassMutual.

      The Manager has retained Oppenheimer Capital LLC (the "Sub-Adviser") to provide day-to-day portfolio management for the Fund, pursuant to a sub-advisory agreement between the Manager and the Sub-Adviser. The
Sub-Adviser has operated as an investment adviser since 1969. As of December
31, 2006, the Sub-Adviser advised accounts having assets in excess of $27.5 billion. The Sub-Adviser, a Delaware limited liability company with one member, Allianz Global Investors U.S. Equities LLC, is located at 1345 Avenue of the Americas, 49th Floor, New York, New York, 10105-4800.

      OppenheimerFunds Services, a division of the Manager, located at 6803
South Tucson Way, Centennial, CO 80112, serves as the transfer and shareholder servicing agent (the "Transfer Agent") for the Fund.

Reports to Shareholders and Financial Statements

      The Annual Report to Shareholders of the Fund, including financial statements of the Fund for the fiscal year ended October 31, 2006, has previously been sent to shareholders. Upon request, shareholders may obtain without charge a copy of the Annual Report and Semi-Annual Report by writing the Fund at the address above, or calling the Fund at 1.800.708.7780 or visiting the Manager's website at www.oppenheimerfunds.com. The Fund's transfer agent will provide a copy of the reports promptly upon request.

      To avoid sending duplicate copies of materials to households, the Fund mails only one copy of each Prospectus and Annual and Semi-Annual Report to shareholders having the same last name and address on the Fund's records. The consolidation of these mailings, called householding, benefits the Fund through reduced mailing expenses.

      If you want to receive multiple copies of these materials or request householding in the future, you may call the Transfer Agent at
1.800.708.7780. You may also notify the Transfer Agent in writing. Individual copies of prospectuses and reports will be sent to you within 30 days after the Transfer Agent receives your request to stop householding.

                              VOTING INFORMATION
How do I vote?

      Please take a few moments to complete your proxy ballot promptly. You may vote your shares by completing and signing the enclosed proxy ballot and mailing the proxy ballot in the postage paid envelope provided.  You also may vote your shares via the internet or by telephone by following the instructions on the attached proxy ballot and accompanying materials.  You may cast your vote by attending the Meeting in person if you are a record owner.

      If you need assistance, have any questions regarding a Proposal or need a replacement proxy ballot, you may contact us toll-free at 1-800-225-5677
(1-800-CALL-OPP).  Any proxy given by a shareholder, whether in writing, by telephone or via the internet, is revocable as described below under the paragraph titled "Revoking a Proxy."

      If you simply sign and date the proxy but give no voting instructions, your shares will be voted in favor of each Proposal.

o     Internet Voting. You may vote over the internet by following the instructions in the enclosed materials.  You will be prompted to enter the control number on the enclosed proxy ballot. Follow the instructions on the screen, using your proxy ballot as a guide.

o     Telephone Voting.  You also may vote by telephone.  Please have the proxy ballot in hand and call the number on the enclosed materials and follow the instructions.  After you provide your voting instructions, those instructions will be read back to you and you must confirm your voting instructions before ending the telephone call.  The voting procedures used in connection with telephone voting are designed to reasonably authenticate the identity of shareholders, to permit shareholders to authorize the voting of their shares in accordance with their instructions and to confirm that their instructions have been properly recorded.

      As the Meeting date approaches, certain shareholders may receive telephone calls from a representative of the solicitation firm (if applicable) if their vote has not yet been received.  Authorization to permit the solicitation firm to execute proxies may be obtained by telephonic instructions from shareholders of the Fund.  Proxies that are obtained telephonically will be recorded in accordance with the procedures discussed herein.  These procedures have been designed to reasonably ensure that the identity of the shareholder providing voting instructions is accurately determined and that the voting instructions of the shareholder are accurately recorded.

      In all cases where a telephonic proxy is solicited, the solicitation firm representative is required to ask for each shareholder's full name, address, title (if the shareholder is authorized to act on behalf of an entity, such as a corporation) and to confirm that the shareholder has received the Proxy Statement and ballot.  If the information solicited agrees with the information provided to the solicitation firm, the solicitation firm representative has the responsibility to explain the process, read the proposal listed on the proxy ballot, and ask for the shareholder's instructions on such proposal.  The solicitation firm representative, although he or she is permitted to answer questions about the process, is not permitted to recommend to the shareholder how to vote.  The solicitation firm representative may read any recommendation set forth in the Proxy
      Statement.  The solicitation firm representative will record the shareholder's instructions.  Within 72 hours, the shareholder will be sent a confirmation of his or her vote asking the shareholder to call the solicitation firm immediately if his or her instructions are not correctly reflected in the confirmation.  For additional information, see also the section below titled "Solicitation of Proxies".

Who is entitled to vote and how are votes counted?

      Shareholders of record of the Fund at the close of business on April
10, 2007 (the "Record Date") will be entitled to vote at the Meeting.  On
April 10, 2007, there were [  ] outstanding shares of the Fund, consisting of [  ], Class A shares, [  ] Class B shares, [  ]  Class C shares [  ] and
Class N shares.  Each shareholder will be entitled to one vote for each full share, and a fractional vote for each fractional share of the Fund held on the Record Date.

      The individuals named as proxies on the proxy ballots (or their substitutes) will vote according to your directions if your proxy ballot is received and properly executed, or in accordance with the instructions you provide if you vote by telephone, internet or mail.  You may direct the proxy holders to vote your shares by checking the appropriate box as follows:

o     For Proposal 1 (Election of Directors), "FOR ALL"; "WITHOLD AUTHORITY
         FOR ALL"; or "FOR ALL EXCEPT", in which case you must identify the
         Director nominees for which you are withholding authority.

o     For Proposal 2 (Change in Investment Objective), "FOR" or "AGAINST or
         instruct them not to vote those shares on the proposal by checking the "ABSTAIN" box.

Quorum and Required Vote

      For Proposal 1 (Election of Directors), the presence in person or by proxy of the holders of record of a majority of the Fund's total shares outstanding and entitled to vote constitute a quorum at the Meeting.  Persons nominated as Directors must receive a majority of the votes cast at the
Meeting.  For Proposal 2 (Change in Investment Objective), the presence in person or by proxy of a majority (as that term is defined in the Investment
Company Act) of the Fund's shares outstanding and entitled to vote constitutes a quorum at the Meeting.  The affirmative vote of the holders of a majority of the shares of the Fund outstanding and entitled to vote is necessary to approve Proposal 2. Under the Investment Company Act, such a
"majority" vote is defined as the vote of the holders of the lesser of (1)
67% or more of the shares present or represented by proxy at a shareholder meeting, if the holders of more than 50% of the outstanding shares are present or represented by proxy, or (2) more than 50% of the outstanding shares.  Shares whose proxies reflect an abstention on Proposal 2 are counted as shares present and entitled to vote for purposes of determining whether the required quorum of shares exists for Proposal 2.  However, abstentions will have the same effect as a vote "against" Proposal 2.

      In absence of a quorum or if a quorum is present but sufficient votes to approve the Proposal are not received by the date of the Meeting, the persons named in the enclosed proxy (or their substitutes) may propose and approve one or more adjournments of the Meeting to permit further solicitation of proxies.  All such adjournments will require the affirmative vote of a majority of the shares present in person or by proxy at the session of the Meeting to be adjourned.  The persons named as proxies on the proxy ballots (or their substitutes) will vote the Shares present in person or by proxy (including broker non-votes and abstentions) in favor of such an adjournment if they determine additional solicitation is warranted and in the interests of the Fund's shareholders.

Solicitation of Proxies

      The cost of preparing, printing and mailing the proxy ballot, notice of meeting, and this Proxy Statement and all other costs incurred with the solicitation of proxies, including any additional solicitation by letter, telephone or otherwise, will be borne by the Fund.

      Broker-dealer firms, banks, custodians, nominees and other fiduciaries may be required to forward soliciting material to the beneficial owners of the shares of record on behalf of the Fund and to obtain authorization for the execution of proxies.  For those services, they will be reimbursed by the
Fund for their reasonable expenses incurred in connection with the proxy solicitation to the extent the Fund would have directly borne those expenses.

      In addition to solicitations by mail, solicitations may be conducted by telephone or email including by a hired proxy solicitation firm, the cost of which will be borne by the Fund.

      If a proxy solicitation firm is hired, it is anticipated that the cost to the Fund of engaging a proxy solicitation firm would not exceed $41,700, plus the additional costs which would be incurred in connection with contacting those shareholders who have not voted, in the event of a need for re-solicitation of votes.  Currently, if the Manager determines to retain the services of a proxy solicitation firm on behalf of the Fund, the Manager anticipates retaining The Altman Group, Inc.  Any proxy solicitation firm engaged by the Fund, among other things, will be: (i) required to maintain the confidentiality of all shareholder information; (ii) prohibited from selling or otherwise disclosing shareholder information to any third party;
and (iii) required to comply with applicable telemarketing laws.

o     Voting By Broker-Dealers.  Shares owned of record by a broker-dealer for the benefit of its customers ("street account shares") will be voted by the broker-dealer based on
      instructions received from its customers.

      For Proposal 1 (Election of Directors), if no instructions are received, the broker-dealer may (if permitted by applicable stock exchange rules) give or authorize the giving of a proxy, as record holder of such shares, to vote such shares in connection with the proposals.  Beneficial owners of street account shares cannot vote at the Meeting.  Only record owners may vote at the Meeting.

      For Proposal 2 (Change in Investment Objective), if no instructions are received, the broker-dealer does not have discretionary power ("broker non-vote") to vote such street account shares on Proposal 2 under applicable stock exchange rules.  This "broker non-vote" occurs when a proxy is received from a broker and the broker does not have discretionary authority to vote the shares on that matter.  Broker non-votes will not be counted as present or entitled to vote for purposes of determining a quorum and will not be counted as votes "FOR"
      or "AGAINST" Proposal 2.  Beneficial owners of street account shares cannot vote at the Meeting.  Only record owners may vote at the Meeting.

o     Voting by the Trustee for OppenheimerFunds-Sponsored Retirement Plans.
      Shares held in OppenheimerFunds-sponsored retirement accounts for which votes are not received as of the last business day before the Meeting
      Date, will be voted by the trustee for such accounts in the same proportion as shares for which voting instructions from the Fund's other shareholders have been timely received.

Revoking a Proxy

      You may revoke a previously granted proxy at any time before it is exercised by: (1) delivering a written notice to the Fund expressly revoking your proxy, (2) signing and sending to the Fund a later-dated proxy, (3)
telephone or internet or (4) attending the Meeting and casting your votes in person if you are a record owner. Please be advised that the deadline for revoking your proxy by telephone or the internet is 3:00 p.m., Eastern Time, on the last business day before the Meeting.

What other matters will be voted upon at the Meeting?

      The Board of Directors of the Fund does not intend to bring any matters before the Meeting other than those described in this Proxy Statement.
Neither the Board nor the Manager is aware of any other matters to be brought before the Meeting by others. Matters not known at the time of the solicitation may come before the Meeting.  The proxy as solicited confers discretionary authority with respect to such matters that might properly come before the Meeting, including any adjournment or adjournments thereof, and it is the intention of the persons named as attorneys-in-fact in the proxy (or their substitutes) to vote the proxy in accordance with their judgment on such matters.

o     Shareholder Proposals.  The Fund is not required and does not intend to hold shareholder meetings on a regular basis.  Special meetings of shareholders may be called from time to time by either the Fund or the shareholders (for certain matters and under special conditions described in the Fund's Statement of Additional Information).  Under
      the proxy rules of the SEC, shareholder proposals that meet certain conditions may be included in a fund's proxy statement for a particular meeting.  Those rules currently require that for future meetings, the shareholder must be a record or beneficial owner of Fund shares either
      (i) with a value of at least $2,000 or (ii) in an amount representing at least 1% of the Fund's securities to be voted, at the time the proposal is submitted and for one year prior thereto, and must continue to own such shares through the date on which the meeting is held.
      Another requirement relates to the timely receipt by the Fund of any such proposal. Under those rules, a proposal must have been submitted a reasonable time before the Fund began to print and mail this Proxy
      Statement in order to be included in this Proxy Statement.  A proposal submitted for inclusion in the Fund's proxy material for the next special meeting after the meeting to which this Proxy Statement relates must be received by the Fund a reasonable time before the Fund begins to print and mail the proxy materials for that meeting. Notice of shareholder proposals to be presented at the Meeting must have been received within a reasonable time before the Fund began to mail this
      Proxy Statement.  The fact that the Fund receives a proposal from a qualified shareholder in a timely manner does not ensure its inclusion in the proxy materials because there are other requirements under the proxy rules for such inclusion.

o     Shareholder Communications to the Board.  Shareholders who desire to communicate generally with the Board should address their
      correspondence to the Board of Directors of the Fund and may submit their correspondence by mail to the Fund at 6803 South Tucson Way,
      Centennial, CO 80112, attention Secretary of the Fund; and if the correspondence is intended for a particular Director, the shareholder should so indicate.

                                    By Order of the Board of Directors,

                                    Robert G. Zack, Secretary
                                    April 30, 2007

                                                                     PROXY CARD
[GRAPHIC OMITTED][GRAPHIC OMITTED]

                OPPENHEIMER QUEST CAPITAL VALUE FUND, INC. SM
   PROXY FOR A SPECIAL MEETING OF SHAREHOLDERS TO BE HELD ON JUNE 29, 2007

The undersigned,  revoking prior proxies,  hereby appoints Brian Wixted, Brian
Szilagyi,  and  Kathleen  Ives,  and each of them,  as  attorneys-in-fact  and proxies of the undersigned,  with full power of  substitution,  to vote shares held  in the  name  of the  undersigned  on the  record  date  at the  Special
Meeting of  Shareholders  of Oppenheimer  Quest Value Fund,  Inc. (the "Fund")
to be held at 6803 South  Tucson Way,  Centennial,  Colorado,  80112,  on June
29, 2007, at 1:30 P.M. Mountain Time, or at any adjournment thereof,  upon the proposals  described in the Notice of Meeting and Proxy Statement,  which have been received by the undersigned.

This proxy is solicited on behalf of the Fund's  Board of  Directors,  and the proposals  (set  forth on the  reverse  side of this  proxy  card)  have  been proposed by the Board of Directors.

When properly  executed,  this proxy will be voted as indicated on the reverse side or "FOR"  the  proposals  if no choice is  indicated.  The proxy  will be voted in  accordance  with the proxy  holders'  best  judgment as to any other matters that may arise at the Meeting.
                                                   Note:   Please   sign  this
                                                  proxy  exactly  as your name
                                                  or  names   appear   hereon.
                                                  Each  joint   owner   should
                                                  sign.   Trustees  and  other
                                                  fiduciaries  should indicate
                                                  the  capacity  in which they
                                                  sign.   If  a   corporation,
                                                  partnership     or     other
                                                  entity,    this    signature
                                                  should  be  that  of a  duly
                                                  authorized   individual  who
                                                  should   state  his  or  her
                                                  title.

                                             _________________________________
                                             Signature                    Date

                                             _________________________________
                                             Signature (if held jointly)  Date

                                             _________________________________
                                             Title if a corporation,
                                             partnership or other entity

                                 FOLD HERE

YOUR VOTE IS  IMPORTANT,  NO MATTER HOW MANY  SHARES YOU OWN.  THE  MATTERS WE
ARE SUBMITTING FOR YOUR  CONSIDERATION  ARE SIGNIFICANT TO THE FUND AND TO YOU
AS A FUND  SHAREHOLDER.  PLEASE TAKE THE TIME TO READ THE PROXY  STATEMENT AND
CAST YOUR VOTE USING ANY OF THE METHODS DESCRIBED BELOW.

Three simple methods to vote your proxy:

1.  Internet:  Log on to  www.myproxyonline.com.  Make  sure to  Control Number:
               have this proxy card  available when you plan to
               vote  your  shares.  You will  need the  control
               number and check  digit  found in the box at the

               right at the time you execute your vote.
2.  Touchtone  Simply dial toll-free  1-866-458-9856 and follow  Check Digit:
    Phone:     the  automated  instructions.  Please  have this
               proxy card available at the time of the call.

3.  Mail:      Simply  sign,  date,  and  complete  the reverse
               side of this  proxy  card and  return  it in the
               postage paid envelope provided.

TAGID: "TAG ID"
                                                                CUSIP: "CUSIP"

                                                                    PROXY CARD

                    OPPENHEIMER QUEST VALUE FUND, INC. SM
   PROXY FOR A SPECIAL MEETING OF SHAREHOLDERS TO BE HELD ON JUNE 29, 2007

TO VOTE, MARK ONE BOX IN BLUE OR BLACK INK.  Example: [ ]

PROPOSALS:

    1.    Election of Directors
          1 Thomas W. Courtney         5 Brian F. Wruble
          2 David K. Downes            6 John V. Murphy
          3 Robert G. Galli
          4 Lacy B. Herrmann

                FOR ALL           WITHOLD ALL        FOR ALL EXCEPT
                  [ ]                 [ ]                [ ]

            If you wish to withhold authority to vote your shares
            for a particular nominee, mark the "FOR ALL EXCEPT" box
            and write the nominee's number(s) on the line provided
            below.  Your shares will be voted "FOR" any remaining nominee(s).

            -----------------------------------------------------------

    2.    Proposal to change the Fund's investment objective from "The Fund seeks capital appreciation" to "The Fund seeks total return".

                  FOR               AGAINST           ABSTAIN
                  [ ]                 [ ]               [ ]